UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 3, 2010

BLACKHAWK CAPITAL GROUP BDC, INC.
(Exact name of registrant as specified in its charter)

Delaware	814-00678	20-1031329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880 Third Avenue, 12th Floor New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (646) 368-9112

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1         Registrant's Business and Operations
Item 1.01         Entry into a Material Definitive Agreement

On March 3, 2010, Blackhawk Capital Group BDC, Inc., a Delaware corporation (the "Company") and Prodos Capital Management LLC ("Prodos") entered into a letter agreement ("Letter Agreement") with respect to the sharing of fees in transactions that are introduced to Prodos by the Company.  Pursuant to the Letter Agreement, Prodos must pay to the Company a cash fee of 50% of transaction fees up to $1,000,000 received by Prodos on transactions introduced to Prodos by the Company.  The Letter Agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Section 9         Financial Statements and Exhibits
Item 9.01         Financial Statements and Exhibits

The following is attached hereto and incorporated herein as an Exhibit.

Exhibit 10.1	Letter Agreement dated March 3, 2010 between Prodos Capital Management LLC and Blackhawk Capital Group BDC, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2010	BLACKHAWK CAPITAL GROUP BDC, INC.

	By:	/s/ Craig A. Zabala
Craig A. Zabala
Chief Executive Officer